                                                                   Exhibit 10.90

This Renewal, Amended, Restated and Consolidated Note (the "Note") renews, amends, restates and consolidates the outstanding principal balance under (i) the Existing Notes (as defined herein) and (ii) the New Loan (as defined herein), and is secured by a Multi-State Amended, Restated and Consolidated Fee and Leasehold Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing, and Assignment of Leases, Rents, Hotel Revenue and Security Deposits of even date herewith (the "Security Instrument") given by the Borrower herein to the Lender herein and encumbering real property located in the States of Florida (the "Florida Property"), Arizona (the "Arizona Property"), California (the "California Property") and Hawaii (the "Hawaii Property"), which Security Instrument amends, restates and consolidates certain mortgages and deeds of trusts (collectively, the "Prior Security Instrument") previously given by the Borrower herein to and in favor of the Lender herein for purposes of securing the Existing Notes. The Existing Notes and this Note have been made, executed and delivered outside the State of Florida. Proper Florida Documentary Stamp Tax in the amount of $462,000 was paid on the Existing Notes at the time the Prior Security Instrument was recorded among the Public Records of Miami-Dade County, Florida, based upon a maximum recovery against the Florida Property of $132,000,000. The Security Instrument does not limit maximum recovery against the collateral located in Florida and encumbered by the Security Instrument. This Note represents a renewal of the outstanding balance under the Existing Notes in the amount of $900,000,000 (the "Existing Notes Balance") plus the additional indebtedness due under the New Loan in the amount of $100,000,000 (the "Additional Indebtedness") (the Existing Notes Balance and Additional Indebtedness being together referred to as the "Note Indebtedness"). The value of the Florida Property, Arizona Property, California Property and Hawaii Property (collectively, the "Overall Property") encumbered by the Security Instrument is $2,166,600,000. The value of the Florida Property encumbered by the Security Instrument is $220,700,000. Accordingly, the ratio of the value of the Florida Property to the Overall Property stated as a percentage is 10.19% (the "Tax Ratio"). The Tax Ratio, multiplied by the Note Indebtedness results in a tax base of $101,900,000 (the "Note Tax Base") for the Note Indebtedness, which results in documentary stamp taxes due in the amount of $356,650. As stated above, Florida documentary stamp tax in the amount of $462,000 was paid at the time the Prior Security Instrument was recorded among the Public Records of Miami-Dade County, Florida. Accordingly, pursuant to Rule 12B-4.053(31)(b), Florida Administrative Code, no additional Florida documentary stamp tax are due in connection with the execution and delivery of this Note and the recordation of the Security Instrument in Miami-Dade County, Florida. Pursuant to Rule 12C-2.004(2)(b), Florida Administrative Code, Florida non-recurring intangible tax in the amount of $264,000 was paid upon recordation of the Prior Security Instrument among the Public Records of Miami-Dade County, Florida, based upon a maximum recovery against the Florida Property of $132,000,000. Non-recurring intangible tax on the Note Tax Base is $203,800. Accordingly, pursuant to Rule 12C-2.004(2)(b), Florida Administrative Code, no additional Florida non-recurring intangible tax is due in connection with the execution and delivery of this Note and the recordation of the Security Instrument in Miami-Dade County, Florida.

                RENEWAL, AMENDED, RESTATED AND CONSOLIDATED NOTE

New York, New York
$1,000,000,000                                                   January 9, 2006


      RENEWAL, AMENDED, RESTATED AND CONSOLIDATED NOTE, dated as of January 9, 2006 (this NOTE), by CNL RESORT HOTEL, LP, CNL RESORT SILVER PROPERTIES, LP, CNL GRAND WAILEA RESORT, LP, CNL BILTMORE RESORT, LP, CNL CLAREMONT RESORT, LP, and CNL DESERT RESORT, LP, each a Delaware limited partnership (each, if individually, and all if collectively, as the context requires, BORROWER) each having an office at c/o CNL Hotels & Resorts, Inc., 450 South Orange Avenue, Orlando, Florida 32801, in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an office at 60 Wall Street, New York, New York 10005.

      WHEREAS, Lender is the present owner and holder of those certain promissory notes described on Exhibit A attached hereto and incorporated herein (collectively, the EXISTING NOTES), which Existing Notes evidence an indebtedness of Borrower to Lender in the current outstanding principal amount of $900,000,000 (the EXISTING DEBT);

      WHEREAS, on the date hereof and pursuant to the terms of this Note and the Loan Agreement (as defined below), Lender has agreed to make a loan (the LOAN) to Borrower in the maximum principal amount of $1,000,000,000, such Loan to be comprised of (i) the Existing Debt, and (ii) an additional loan in an aggregate principal amount of $100,000,000 (the NEW LOAN), so that the combined outstanding principal balance of New Loan and the Existing Debt on the date hereof is $1,000,000,000;

      WHEREAS, in connection with the foregoing, Borrower and Lender have agreed in the manner hereinafter set forth to (i) renew, combine and consolidate the Existing Notes and the indebtedness evidenced thereby with the New Loan and (ii) amend, modify and restate in their entirety the terms and provisions of the Existing Notes on the terms and conditions hereinafter set forth; and

      WHEREAS, Lender and Borrower intend these Recitals to be a material part of this Note.

      NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

      I. The Existing Debt is renewed, combined and consolidated together with the New Loan so that together they shall constitute in law but one indebtedness in the maximum principal amount of $1,000,000,000 (such amount, or so much thereof as may be outstanding from time to time under this Note, the PRINCIPAL AMOUNT), together with interest thereon as hereinafter provided. The terms, covenants, conditions and provisions of the Existing Notes are hereby modified, amended and restated in their entirety so that henceforth the terms, covenants, conditions and provisions of the Existing Notes shall read and be as set forth in this Note and Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Note.

      II. The parties hereto certify that this Note evidences the Existing Debt evidenced by the Existing Notes, as increased by the New Loan, and evidences no further or other principal indebtedness. Neither this Note nor anything contained herein shall be construed as a novation of Borrower's indebtedness to Lender evidenced by the Existing Notes or of the Existing Notes, which shall remain in full force and effect as hereby confirmed, modified, restated and amended.

      III. This Note is an extension and continuation of the Existing Debt evidenced by the Existing Notes, as increased by the New Loan, and, as to the Existing Debt, is issued in replacement of and substitution for the Existing Notes.

      IV. The Existing Notes, as modified and restated in their entirety pursuant to this Note, and the obligations of Borrower thereunder, as increased by the New Loan, is hereby ratified and confirmed, and shall remain in full force and effect until the full performance and satisfaction of all obligations of Borrower under this Note.

      NOW, THEREFORE, FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender the Principal Amount, together with interest from the date hereof and other fees, expenses and charges as provided in this Note.

1.    DEFINED TERMS.

      a. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement (as defined below), unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Note, unless otherwise indicated.

      b.    The following terms shall have the meanings ascribed thereto:

      APPLICABLE RATE shall mean a rate equal to 5.5699%.

      BORROWER shall have the meaning provided in the first paragraph hereof.

      CLAREMONT ALLOCATED LOAN AMOUNT shall mean $32,786,885.25.

      CLAREMONT PROPERTY shall have the meaning set forth in the Loan Agreement.

      CODE shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      DEFAULT RATE shall mean, with respect to an acceleration of the Loan, a rate per annum equal to the lesser of (a) the Maximum Legal Rate and (b) three percent (3%) above the Applicable Rate, adjusted from time to time as set forth herein.

      DEFEASANCE COLLATERAL shall have the meaning set forth in the Loan Agreement.

      DEFEASANCE EVENT shall have the meaning set forth in the Loan Agreement.

      DEFEASANCE LOCKOUT PERIOD shall mean the period commencing on the date hereof and expiring on the earlier date to occur of (a) two years after
      (i) the "startup day," within the meaning of Section 860G(a)(9) of the Code, of a "real estate mortgage investment conduit," (REMIC) within the meaning of Section 860D of the Code, that holds this Note and the Security Instrument or (ii) if this Note is severed and such severed portions are included in REMICs that do not have the same "startup day," the "startup day" of the REMIC in which the last of such severed portions is included, or (b) thirty (30) months after the first day of the calendar month immediately following the calendar month in which the funding of this Note occurs, whichever shall first occur.

      DEFEASANCE PREMIUM shall mean the amount (if any) which, when added to the remaining Principal Amount of this Note that has not been subject to a prior Defeasance Event, will be sufficient to purchase Defeasance Collateral providing the required Scheduled Defeasance Payments allocated to this Note.

      EXISTING DEBT shall have the meaning set forth in the Recitals.

      EXISTING NOTES shall have the meaning provided in the Recitals.

      INTEREST PERIOD shall mean each interest period commencing on the first calendar day of a calendar month and ending on (and including) the last calendar day of such calendar month; provided that the first Interest Period shall commence on the date hereof and end on January 31, 2006.

      LENDER shall have the meaning provided in the first paragraph hereof.

      LIQUIDATED DAMAGES AMOUNT shall have the meaning set forth in Section
      4(f).

      LOAN AGREEMENT shall mean the Loan and Security Agreement, dated the date hereof, between Borrower and Lender.

      MATURITY DATE shall mean February 1, 2011, or such earlier date on which the final payment of principal of this Note becomes due and payable as provided in the Loan Agreement or this Note, whether at such stated maturity date, by declaration of acceleration, or otherwise.

      MATURITY DATE PAYMENT shall have the meaning set forth in Section 3(d).

      NOTE shall have the meaning provided in the first paragraph hereof.

      PAYMENT DATE shall be the first calendar day of each calendar month and if such day is not a Business Day, then the Business Day immediately preceding such day, commencing on March 1, 2006 and continuing to and including the Maturity Date. Interest due for the first Interest Period shall be paid at the closing of the Loan.

      PREPAYMENT LOCKOUT PERIOD shall mean the period from the date hereof to (but not including) the Prepayment Lockout Release Date, during which time no prepayment of the Loan shall be permitted.

      PREPAYMENT LOCKOUT RELEASE DATE shall mean November 1, 2010.

      PREPAYMENT NOTICE shall have the meaning provided in Section 4(a)(i).

      PRINCIPAL AMOUNT shall have the meaning provided in the Recitals.

      SCHEDULED DEFEASANCE PAYMENTS shall have the meaning set forth in the Loan Agreement.

      YIELD MAINTENANCE PREMIUM shall mean an amount equal to the greater of (i) one percent (1%) of the Claremont Allocated Loan Amount, and (ii) the present value as of the date of the release of the Claremont Property (the TENDER DATE) of the remaining scheduled payments due on the Claremont Allocated Loan Amount from the Tender Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (hereinafter defined), less the Claremont Allocated Loan Amount. DISCOUNT RATE shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. TREASURY RATE shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Tender Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter most nearly approximating the period ending on the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate). Lender shall notify Borrower of the amount and the basis of determination of the required Yield Maintenance Premium.

2.    INTEREST.

      a. Prior to the Maturity Date, interest shall accrue on the Principal Amount at a rate per annum equal to the Applicable Rate:

      b. From and after the Maturity Date and from and after the occurrence and during the continuance of any Event of Default, interest shall accrue on the Principal Amount at the Default Rate.

      c. Except as expressly set forth in the Loan Agreement to the contrary, interest shall accrue on all amounts advanced by Lender pursuant to the Loan Documents (other than the Principal Amount, which shall accrue interest in accordance with clauses a. and b. above) at the Default Rate.

      d. Interest, for any given Interest Period, shall be computed on the Principal Amount on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant Interest Period.

e. The provisions of this Section 2 are subject in all events to the provisions of Section 2.2.4 of the Loan Agreement.

3.    PAYMENTS.

      a. Borrower shall pay to Lender on each Payment Date, interest accruing in arrears for the entire Interest Period with respect to such Payment Date, plus any past due interest accruing at the Default Rate following the occurrence and during the continuance of an Event of Default with respect to the applicable Interest Period.

      b. All payments made by Borrower hereunder or under any of the Loan Documents shall be made on or before 12:00 noon New York City time. Any payments received after such time shall be credited to the next following Business Day.

      c. All amounts advanced by Lender pursuant to the Loan Documents, other than the Principal Amount, or other charges provided in the Loan Documents, shall be due and payable as provided in the Loan Documents. In the event any such advance or charge is not so repaid by Borrower, Lender may, at its option, first apply any payments received under this Note to repay such advances, together with any interest thereon, or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

      d. The entire Principal Amount of this Note, all unpaid accrued interest, and all other fees and sums then payable hereunder or under the Loan Documents (collectively, the MATURITY DATE PAYMENT), shall be due and payable in full on the Maturity Date.

      e. Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Lender or its agent or designee at the address set forth on the first page of this Note or at such other place as Lender or its agent or designee may from time to time designate in writing.

      f. All amounts due under this Note, including, without limitation, interest and the Principal Amount, shall be due and payable in lawful money of the United States.

      g. To the extent that Borrower makes a payment or Lender receives any payment or proceeds for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

4. PREPAYMENTS. Except as permitted herein, the outstanding Principal Amount may not be prepaid in whole or in part prior to the Maturity Date.

      a. VOLUNTARY PREPAYMENTS. Borrower shall be entitled to make a prepayment of all or a portion of the Principal Amount on any Business Day occurring on or after the Prepayment Lockout Release Date, upon satisfaction of the following conditions:

            i. Borrower shall provide prior written notice (the PREPAYMENT NOTICE) to Lender specifying the proposed Business Day on which the prepayment is to be made, which date shall be no earlier than thirty (30) days after the date of such PREPAYMENT NOTICE (the date of a prepayment pursuant to this Section 4(a) being the Prepayment Date). Any such Prepayment Notice shall be revocable by Borrower (but not more than two
                  (2) times in any twelve (12) month period) provided, however, if Borrower elects to so revoke a Prepayment Notice, Borrower shall reimburse Lender for the actual out-of-pocket expenses incurred by Lender in connection with such revocation;

            ii. Borrower shall comply with the provisions set forth in Section 4(c) of this Note;

      b. DEFEASANCE. (i) At any time prior to the Prepayment Lockout Release Date with respect to the Claremont Property, and (ii) from and after expiration of the Defeasance Lockout Period and prior to the Prepayment Lockout Release Date with respect to any Property other than the Claremont Property, Borrower shall have the right to defease the Loan pursuant to the provisions of Section 2.3.4 of the Loan Agreement. In no event shall a prepayment of this Note in accordance with Section 4(a) or 4(c) constitute a Defeasance Event or trigger or result in any defeasance liability or the obligation of Borrower to meet any defeasance requirements under this Note or the other Loan Documents.

      c. MANDATORY PREPAYMENTS. On the next occurring Payment Date following the date on which Borrower actually receives any Proceeds, if Lender is not obligated and does not elect to make such Proceeds available to Borrower for the restoration of the Property, (1) Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Proceeds and (2) Borrower shall comply with the provisions set forth in Section 4(d).

      d.    PAYMENTS IN CONNECTION WITH A PREPAYMENT.

            i. On the date on which a prepayment, voluntary or mandatory, is made under this Note or as required under the Loan Agreement, which date must be a Business Day, Borrower shall pay to Lender the entire portion of the Principal Amount so prepaid together with all unpaid interest on the portion of the Principal Amount prepaid, such unpaid interest calculated (even if such period extends beyond the date of prepayment) through the end of the Interest Period during which such prepayment is made (unless such prepayment is made on a Payment Date, in such event interest shall be calculated through such Payment Date).

            ii. In the event that any partial prepayment of principal occurs before the Maturity Date, any Principal Amount prepaid pursuant to this Section 4 may not be reborrowed hereunder.

            iii. On the Prepayment Date, Borrower shall pay to Lender all other sums, excluding scheduled interest payments, then due and payable under the Note, the Loan Agreement, the Security Instrument, and the other Loan Documents.

      e. PAYMENT IN CONNECTION WITH RELEASE OF CLAREMONT PROPERTY. On any Business Day from and after the date hereof, Borrower shall have the right to prepay the Loan pursuant to the provisions of Section 2.3.6 of the Loan Agreement in connection with a release of the Claremont Property, subject to the payment of the Yield Maintenance Premium and satisfaction of the conditions set forth in Section 4(a) and 4(d) above. Borrower's prepayment under this Section 4(e) in connection with a release of the Claremont Property shall not constitute a Defeasance Event or trigger or result in any defeasance liability or the obligation of Borrower to meet any defeasance requirements under this Note or the other Loan Documents.

      f. LIQUIDATED DAMAGES AMOUNT. IF FOLLOWING THE ACCELERATION OF THE NOTE BY LENDER AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL OR ANY PART

            OF THE LOAN IS REPAID DURING THE PREPAYMENT LOCKOUT PERIOD FOR ANY REASON EXCLUDING A MANDATORY PREPAYMENT IN CONNECTION WITH THE APPLICATION OF PROCEEDS FOLLOWING A CASUALTY OR CONDEMNATION, THEN BORROWER SHALL PAY TO LENDER, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, AND IN ADDITION TO ANY AND ALL OTHER SUMS AND FEES PAYABLE UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS, AN AMOUNT EQUAL TO THE GREATER OF (A) THREE PERCENT (3%) OF THE PRINCIPAL AMOUNT BEING REPAID AND (B) THE DEFEASANCE PREMIUM (THE LIQUIDATED DAMAGES AMOUNT).

5.    MISCELLANEOUS.

      a. WAIVER. Borrower and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and, except as otherwise expressly provided in the Loan Documents, all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Borrower and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of the collateral securing this Note or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability under this Note.

      b. NON-RECOURSE. Recourse to the Borrower or any other Person with respect to any claims arising under or in connection with this Note shall be limited to the extent provided in Section 18 of the Loan Agreement and the terms, covenants and conditions of Section 18 of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Note.

      c. NOTE SECURED. This Note and all obligations of Borrower hereunder are secured by the Loan Agreement, the Security Instrument and the other Loan Documents.

      d. NOTICES. Any notice, election, request or demand which by any provision of this Note is required or permitted to be given or served hereunder shall be given or served in the manner required for the delivery of notices pursuant to the Loan Agreement.

      e. ENTIRE AGREEMENT. This Note, together with the other Loan Documents, constitutes the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and thereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower and Lender.

      f. NO WAIVER. No waiver of any term or condition of this Note, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

      g. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Upon any endorsement, assignment, or other transfer of this Note by Lender or by operation of law, the term "Lender" as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note. The term "Borrower" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Borrower, if any.

      h. CAPTIONS. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Note.

      i. SEVERABILITY. The provisions of this Note are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Note.

      j. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
            SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. BORROWER AGREES THAT, AT LENDER'S OPTION, ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT

            THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      k. JURY TRIAL WAIVER. BORROWER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

      l. COUNTERCLAIMS AND OTHER ACTIONS. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

      m. JOINT AND SEVERAL LIABILITY. The obligations of the Borrower hereunder and under the Loan Agreement and the other Loan Documents shall be and are the joint and several obligations of each Borrower irrespective of whether the proceeds of the Loan may be used with respect to a particular Property owned by a particular Borrower; provided, however, that to the extent that the "Borrower" hereunder is entitled to exercise rights or deliver notices, such rights and deliveries may be made by any Borrower and the Lender shall be entitled to rely on the authority of any such party without further notice or acknowledgment from the other.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                                   BORROWER:

                                   CNL RESORT HOTEL, LP,
                                   a Delaware limited partnership,

                                   By: CNL RESORT SPE GP, LLC,
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President


                                   CNL RESORT SILVER PROPERTIES, LP,
                                   a Delaware limited partnership,

                                   By: CNL RESORT SPE GP, LLC,
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President


                                   CNL GRAND WAILEA RESORT, LP,
                                   a Delaware limited partnership,

                                   By: CNL RESORT SPE GP, LLC,
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President

                                   CNL CLAREMONT RESORT, LP,
                                   a Delaware limited partnership

                                   By: CNL RESORT SPE GP, LLC
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President


                                   CNL BILTMORE RESORT, LP,
                                   a Delaware limited partnership

                                   By: CNL RESORT SPE GP, LLC
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President


                                   CNL DESERT RESORT, LP,
                                   a Delaware limited partnership,

                                   By: CNL RESORT SPE GP, LLC,
                                       a Delaware limited liability company,
                                       as sole general partner

                                      By: /s/ John X. Brady, Jr.
                                          -------------------------
                                      Name:  John X. Brady, Jr.
                                      Title: Vice President

                                    EXHIBIT A

                                 EXISTING NOTES

Renewal, Amended, Restated and Consolidated Note, dated as of August 18, 2004, from Borrower to Lender, as assigned by Allonge, dated October 6, 2004 to LaSalle Bank National Association, as trustee for the benefit of the holders of the COMM 2004-CNL Floating Rate Commercial Mortgage-Backed Certificates (LASALLE), and as further pursuant to an Allonge, dated as of the date hereof, from LaSalle to Lender.